UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) - November 2, 2004


                             MTM TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


        New York                     0-22122                13-3354896
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(State or other jurisdiction       (Commission            (IRS Employer
     of Incorporation)             File Number)         Identification No.)


             850 Canal Street, Stamford, Connecticut                    06902
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             (Address of principal executive offices)                 (zip code)


        Registrant's telephone number, including area code - 203-975-3700
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          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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INTRODUCTORY COMMENT

     This Form 8-K/A amends the Current Report on Form 8-K filed by the Company on October 7, 2004, reporting on, among other things, the new employment agreement entered into between the Company and Steven Stringer.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     In the Form 8-K filed by the Company on October 7, 2004, the Company disclosed that it is currently considering granting shares of the Company's Common Stock or other equity participation rights to Mr. Stringer as further compensation.

     On November 2, 2004, the Company granted to Mr. Stringer: (1) options to purchase 215,000 shares of common stock of which options to purchase 35,832 shares are immediately exercisable and the balance of options to purchase 179,168 shares will become exercisable in four equal annual installments of 44,792 each commencing on November 2, 2005, and (2) 40,000 Restricted Stock Units which vest on November 2, 2009, provided that vesting will accelerate in the event that the Common Stock of the Company trades at $10 or higher for any thirty trading days (does not have to be consecutive) within a sixty trading day period, provided further that such trading price based accelerated vesting will not occur prior to November 2, 2005. Each Restricted Stock Unit represents a contingent right to receive one share of the Common Stock of the Company.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MTM TECHNOLOGIES, INC.
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                                         (Registrant)


                                         By: /s/ Francis J. Alfano
                                            ---------------------------
                                            Francis J. Alfano
                                            Chief Executive Officer


November 5, 2004


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